UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 13, 2006
FLOWSERVE CORPORATION
(Exact name of registrant as specified in its charter)

New York (State or other jurisdiction of incorporation)	1-13179 (Commission File Number)	31-0267900 (IRS Employer Identification No.)

5215 N. O’Connor Blvd., Suite 2300, Irving, Texas	75039
(Address of principal executive offices)	(Zip Code)
(972) 443-6500
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.
     The Board of Directors (the “Board”) of Flowserve Corporation (“Flowserve”) authorized certain amendments to Flowserve’s Certificate of Incorporation, as amended and restated (the “Certificate of Incorporation”), effective August 14, 2006. These amendments (i) eliminate the designation of, and all references to, the Series A Junior Participating Preferred Stock (as a result of the events described below in Item 8.01), (ii) reflect a change in the location of the office of Flowserve from “Town of Evans, Erie County, State of New York” to “New York County, State of New York”, (iii) change the post office address to which the Secretary of State of New York shall mail a copy of any process against Flowserve served upon him from “The Duriron Company, Inc., c/o Smith & Schnacke, 2000 Courthouse Plaza NE, P.O. Box 1817, Dayton, Ohio 45401-1817” to “Flowserve Corporation, c/o CT Corporation System, 111 Eighth Avenue, New York, New York 10011” and (iv) reflect a change in the address of CT Corporation System, as the registered agent of Flowserve, from “277 Park Avenue, New York, New York 10017” to “111 Eighth Avenue, New York, New York 10011”. In addition, the Board has authorized a restatement of the Certificate of Incorporation, as amended, effective August 14, 2006. A copy of the “Restated Certificate of Incorporation of Flowserve Corporation” is attached as an exhibit hereto.
Item 8.01. Other Events.
     The Rights Agreement between Flowserve (formerly known as The Duriron Company, Inc. and then Durco International Inc.) and National City Bank, as successor rights agent, dated as of August 1, 1986, as amended (the “Rights Agreement”), expired pursuant to its terms at the close of business on August 13, 2006, and the Board has determined that it is advisable and in the best interests of Flowserve not to extend or renew the Rights Agreement. Under the Rights Agreement, each outstanding share of Flowserve’s Common Stock, par value $1.25 per share, was accompanied by the right to purchase, under certain circumstances, one one-hundredth of a share of Flowserve’s Series A Junior Participating Preferred Stock, par value $1.00 per share (a “Right”). As of the expiration of the Rights Agreement, shares of Flowserve’s Common Stock no longer are accompanied by a Right.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit
No.	Description

3(i)	Restated Certificate of Incorporation of Flowserve Corporation, effective August 14, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLOWSERVE CORPORATION
Dated: August 14, 2006	By:	/s/ Ronald F. Shuff
Ronald F. Shuff
Vice President, Secretary and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

3(i)	Restated Certificate of Incorporation of Flowserve Corporation, effective August 14, 2006.